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                                                                   Exhibit 23



             CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Westcoast Hospitality Corporation
Spokane, Washington

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-60791) of Westcoast Hospitality Corporation of our report dated February 10, 2005, relating to the consolidated financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.


                                            /s/ BDO Seidman, LLP


Spokane, Washington
March 28, 2005